UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2022

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

On August 10, 2022, the compensation committee (the “Committee”) of the board of directors (the “Board”) of Nuvve Holding Corp. (the “Company”) approved annual cash and restricted stock unit (“RSU”) incentive bonus payments (the “2021 Annual Bonuses”) to each of the Company’s named executive officers for the fiscal year ended December 31, 2021. All other compensation paid or earned by each of the Company’s named executive officers for the fiscal year ended December 31, 2021 was previously reported by the Company in its Form 10-K/A, filed with the Securities and Exchange Commission on April 22, 2022 (the “10-K/A”). As of the filing of the 10-K/A, the 2021 Annual Bonuses had not been determined, and thus were not included in the 2021 Summary Compensation Table included in the 10-K/A. In accordance with Item 5.02(f) of Form 8-K, the Company is providing an update to the previously reported 2021 Summary Compensation Table by including the 2021 Annual Bonuses payable to each of the named executive officers, and revising each named executive officer’s total compensation amount for 2021.

Name and Principal Position	Stock Awards ($)(1)	Bonus ($)(2)	Total ($)
Gregory Poilasne	$126,803	$218,750	$3,320,141
Chairman of the Board and Chief Executive Officer
Ted Smith	$—	$336,875	$1,717,091
President and Chief Operating Officer
David G. Robson	$101,441	$185,000	$1,043,496
Chief Financial Officer

(1)	Represents the estimated grant date fair value of the stock options and RSUs as determined under the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized from the stock options. The assumptions made in computing the estimated fair value of such stock options are discussed in note 13 of the consolidated financial statements. Includes immediately vested RSUs granted on August 12, 2022 (the “Grant Date”), to Mr. Poilasne and Mr. Robson in the amounts of 31,543 and 25,234, respectively.
(2)
Represents; (i) for Mr. Poilasne; a signing bonus in the amount of $50,000 paid in 2021 and a 2021 Annual Bonus in the amount of $168,750 (ii) for Mr. Smith; a signing bonus in the amount of $50,000 paid in 2021 and a 2021 Annual Bonus in the amount of $286,875 and (iii) for Mr. Robson, a signing bonus in the amount of $50,000 paid in 2021 and a 2021 Annual Bonus in the amount of $135,000. For each of Mr. Poilasne and Mr. Robson, they also earned part of their 2021 Annual Bonus is in the form of RSUs granted under the Company’s 2020 Equity Incentive Plan for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”)
.

The Committee also approved 5% increases in base salary, effective as of May 1, 2022, for each of Gregory Poilasne, the Company’s Chief Executive Officer, from $500,000 to $525,000; Ted Smith, the Company’s Chief Operating Officer, from $425,000 to $446,250; and David Robson, the Company’s Chief Financial Officer, from $400,000 to $420,000.

On August 10, 2022, the Committee authorized employment agreement amendments (collectively, the “Amendments”) with Gregory Poilasne (the “Poilasne Amendment”); Ted Smith (the “Smith Amendment”); and David Robson (the “Robson Amendment”). Pursuant to the Poilasne Amendment, Mr. Poilasne agreed to adjust his annual compensation, from September 1, 2022 until August 31, 2023 (the “New Salary Period”), to a base salary of $65,000 and a number of RSUs equal to $182,430 in shares of Common Stock based on a value per share equal to the closing price of the Common Stock on the Grant Date of the RSUs (rounded up to the nearest whole share) that will vest monthly at the end of each month over the course of the New Salary Period. Pursuant to the Smith Amendment, Mr. Smith agreed to adjust his annual compensation, during the New Salary Period, to a base salary of $401,625 and a number of RSUs equal to $44,625 in shares of Common Stock based on a value per share equal to the closing price of the Common Stock on the Grant Date of the RSUs (rounded up to the nearest whole share) that will vest monthly at the end of each month over the course of the New Salary Period. Pursuant to the Robson Amendment, Mr. Robson agreed to adjust his annual compensation, during the New Salary Period, to a base salary of $166,472 and a number of RSUs equal to $166,472 in shares of Common Stock based on a value per share equal to the closing price of the Common Stock on the Grant Date of the RSUs (rounded up to the nearest whole share) that will vest monthly at the end of each month over the course of the New Salary Period.

On August 10, 2022, the Board approved an annual grant to each of the non-employee directors of the Board (collectively, the “Directors”) of a number of RSUs, determined by the cash value of $200,000 divided by the closing price of the Common

Stock on the Grant Date, which shall vest in full on the earlier of (i) the first anniversary of the Grant Date, or (ii) the date of the Company’s 2023 annual stockholders meeting, subject to each Director’s continued service to the Company through the applicable vesting date. The Board also determined that (i) any cash compensation already earned by the Directors but not yet paid in the fiscal year 2022 be forgone and (ii) further cash compensation to the Directors for the rest of the fiscal year 2022 is suspended such that no further cash compensation shall be paid or accrue to the Directors’ benefit until the Board, in its sole discretion determines cash compensation is appropriate and what such cash compensation shall be.

On August 10, 2022, Richard A. Ashby notified the Board of the Company of his decision to resign from the Board effective immediately. Mr. Ashby’s resignation was not due to any disagreement with the Company known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2022

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chairman and Chief Executive Officer
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